December 31, 1997
Hotline 1-888-3KOBREN
Insight Management, Inc. is the registered investment adviser for the Kobren Insight Funds, and Insight Brokerage Services, Inc., a NASD broker/dealer, is the distributor for the Funds. Performance data reflects past performance and is not a guarantee of future results. Cumulative total return figures include reinvestment of all distributions. Investment return and principal value will fluctuate with market conditions and an investor's shares when redeemed may be worth more or less than their original cost. International investing has special risks, including currency fluctuation, political and economic instability, and the volatility of emerging markets. Benchmarks are a blend of unmanaged indices in which an individual cannot invest. The adviser absorbs certain expenses of each Kobren Insight Fund, without which total return would have been lower. Portfolio holdings are also subject to change. Copyright c1997. Reproductions in whole or in part are prohibited except by permission. Data sources: Insight Management, Inc. and Morningstar. Postmaster: Send address changes to Kobren Insight Funds, P.O. Box 5146, Westborough, MA 01581-9936. This report must be preceded or accompanied by a prospectus. Please read it carefully before investing. You may obtain a prospectus by calling a Kobren Insight Fund representative at 1-800-4KOBREN (1-800-456-
2736).

Kobren Growth Fund (12/31/97)
Kobren Growth Fund (Ticker: KOGRX): 1997 was a        particularly
challenging year for Kobren Growth Fund as our global diversification strategy led to underperforming the S&P 500 Index and our blended benchmark. Although we selected many excellent individual funds, our allocation to international markets as well as to a contrarian fund held us back somewhat.
	In the latter half of 1997 we made a concerted effort to emphasize "concentrated" funds. That is, funds which invest in less than 50 stocks versus those that hold up to 1000 individual positions. Two such large-cap funds that had a particularly
successful year were Oakmark (a value fund) and Janus   Twenty (a
growth fund). These two funds represented approximately 30% of Kobren Growth Fund since early in the first quarter and had a total return for 1997 of 32.6% and 29.7%, respectively.
	On the small-cap side we were very pleased by the performance of both Neuberger & Berman Genesis Trust and Longleaf
Partners Small-Cap as both funds ranked             among the best
small-cap value funds. During the fourth quarter we also added Longleaf Partners Realty, a focused real estate fund which provides a measure of diversification and excellent upside potential.
	We believe Kobren Growth Fund is well positioned entering 1998. Almost 50% of the fund is invested in focused underlying funds and the international allocation has been significantly reduced. As we canvass all of our managers, they report they are still finding great companies to invest in. n
Kobren Moderate Growth Fund (12/31/97)
Kobren Conservative Allocation Fund (12/31/97)
Small Cap Value 21%

Large Cap Growth
17%

Large Cap Growth
27%

Kobren Moderate Growth Fund (Ticker: KOMGX): Although this fund posted only fractional gains for the fourth quarter, 1997 proved to be a very profitable year.especially given the moderate level of risk inherent in the fund. Both our asset allocation decisions as well as specific fund selections contributed to 1997's impressive results.
On the domestic front, two small cap value holdings, Oakmark Small-Cap and Skyline Special Equities, which by year-end represented over 20% of the portfolio, returned 40.5% and 35.4%, respectively. Both funds are run by proven stock pickers and provide great value in this extended bull market. On the growth side, PIMCo Cadence Capital Appreciation (run by Cadence Capital in Boston) and Fidelity Advisor Growth Opportunities (run by Fidelity's veteran stock picker George Vanderheiden) provide for large-cap growth at a reasonable price - a strategy we believe is well suited for this market. Our top holding for the year, Tweedy, Browne Global Value employs a conservative international strategy. With a 1997 return of 23% and the diversification this holding provides, it remains our top fund entering 1998.
To dampen volatility in this growth fund, we maintained both a real estate and bond position for the entire year. Both decisions proved prudent as our largest real estate holding for the year, Longleaf Partners Realty returned an impressive 29.7% and bond yields steadily declined in the face of a slowing economy. n
Kobren Conservative Allocation Fund (Ticker: KOCAX):
This fund's returns were particularly pleasing in 1997 given the risk averse strategy we employ when managing this fund. Our largest holding for the year, Morgan Stanley Institutional Real Estate, provided a solid 24.5% return with only a moderate level of risk. Also, our three value oriented large cap funds, Franklin Mutual Beacon, Scudder Growth and Income and T. Rowe Price Equity-Income, all provided solid returns, and importantly with less risk than the overall market. To provide international diversification we selected the conservative Tweedy, Browne Global Value. It ranked near the top of the international charts with a return of 23%.
	As 1997 came to a close, 14% of the fund's investments were committed to the small-cap market using two proven value based stock pickers: Marty Whitman of Third Avenue Value and Dennis Delafield of the Delafield Fund. Not only have their stock picks been consistently impressive over the years, but each manager places an equal emphasis on not losing money.
	During late 1997, we continued to increase the conservative components of the fund. However, with 70% of the fund still committed to conservative equity and real estate funds, we expect that Kobren Conservative Allocation will continue to produce solid returns as the bull market matures. n
(Totals may not equal 100%)
(Totals may not equal 100%)
(Totals may not equal 100%)

Message To Shareholders

Turbulent Fourth Quarter Ends Another Profitable Year

We're pleased to report that while the fourth quarter was a bit of a roller coaster ride, 1997 overall turned out to be another very good year. Indeed, last year was one for the stock market history books, as the Dow Jones Industrial Average rose by more than 20% for the third consecutive year. And while 90% of all actively managed domestic stock funds underperformed the S&P 500 Index, most stock funds were able to post double digit gains. That's not bad when you consider that inflation is just a couple of percentage points!
	The reason so many stock funds failed to beat the S&P 500 Index last year is the same reason they failed to beat the Index in 1996. That is, much of the Index's gain was attributed to a few dozen of the very largest public companies, which are not held in most funds in nearly the same "weight" as in the Index. Nevertheless, demand for shares of these large companies remained strong (with some bumps during the second half) as investors continued to plow money into the market. That is not to say these companies were worth their stock price. But, it once again shows that when there are more buyers than sellers.stock prices rise.

Diversification Remains Important
	We remain committed to our diversified, actively managed investment process. We are not market timers, and do not commit 100% of a fund to one sector of the stock market. Nor are we momentum investors. We do not limit our investments to funds that have recently performed extremely well, nor do we sell funds simply because they have recently performed poorly. While this approach often takes patience, it is the only way to succeed in the market over the long term. Superior long-term past performance is one of many factors considered when we purchase underlying funds, but we are more interested in a fund's future potential than its past performance.
	At the end of 1997, we started to see a couple of cracks in what had been a truly "nirvana-type" environment for the stock market. After several years of relative calm, stock market volatility began to rise. The movements of individual stocks and the overall market has increased substantially over the past several months, and we believe it will continue throughout 1998.
	A second, but related factor that concerns us is corporate earnings. While short-term stock price movements are reflective of "auction market" forces, earnings are what drive stock prices over the long term. And after a couple of stronger-than-expected years of profit growth, we believe such growth in 1998 will slow considerably. We felt this way before the Southeast Asia currency crisis. Today the problem is even more acute.

1998 - The Year of the Stock Picker
	In contrast to the last few years, we believe 1998 will be the year of the stock picker. The overall market will remain volatile and the broad based large cap indices may fail to post double digit gains for the first time in three years. But, we recognize that astute fund managers can still make money in this market by building portfolios one stock at a time. Therefore, to the extent possible, we have begun to steer the Kobren Insight Funds toward mutual fund managers that have proven stock picking prowess and who are not afraid to focus their portfolios on their very best stock ideas. We believe that this focused approach is appropriate as we enter 1998.
	Let me close by extending my thanks to each shareholder who together have invested over $120 million in our first full year of operation. I started the Kobren Insight Funds to make investing easy again and relieve you of the daily burden of selecting and monitoring the thousands of funds available today. Judging from your response, it was a much needed service. You can be sure my staff and I will be working extremely hard over the next year to help you achieve your financial goals.


			Sincerely,


			Eric M. Kobren
			President and Portfolio Manager

Large Cap Value
30%

Small Cap
Value 14%

Large Cap Value
15%

Value of  $10,000 invested 12/16/96
					Since Inception
Total Return (%)	One Year	(12/16/96)
Kobren Growth: 	+15.0	+17.8
Blended Benchmark*: 	+25.1	+28.1
S&P 500	+33.4	+37.1

*Benchmark consists of the following: 65% S&P 500 (large cap U.S.
stocks), 10% Russell 2000 (small cap U.S. stocks), 15% EAFE
(Morgan Stanley's Europe Australasia Far East Index) and 10% bonds (Salomon Bros. Investment Grade Bond Index). This "neutral"
allocation should approximate the Fund's asset allocation over long periods of time.
					Since Inception
Total Return (%)	One Year	(12/24/96)
Kobren Moderate Growth: 	+23.3	+24.0
Blended Benchmark*: 	+24.3	+23.4
S&P 500	+33.4	+31.6

*Benchmark consists of the following: 65% S&P 500 (large cap U.S. stocks), 5% EAFE (Morgan Stanley's Europe Australasia Far East Index), 25% bonds (Salomon Bros. Investment Grade Bond Index) and 5% cash (90-day Treasury Bill return). This "neutral" allocation should approximate the Fund's asset allocation over long periods of time.
					Since Inception
Total Return (%)	One Year	(12/30/96)
Kobren Conservative Alloc: 	+20.6	+20.4
Blended Benchmark*: 	+20.9	+19.7
S&P 500	+33.4	+31.1

*Benchmark consists of the following: 50% S&P 500 (large cap U.S. stocks), 40% bonds (Salomon Bros. Investment Grade Bond Index) and 10% cash (90-day Treasury Bill return). This "neutral" allocation should approximate the Fund's asset allocation over long periods of time.
Value of  $10,000 invested 12/24/96
Value of  $10,000 invested 12/30/96
Small Cap Growth
1%

*Based on total investments.
**Equities only, excludes real estate funds.
Portfolio of Investments
Kobren Growth Fund
December 31, 1997
Portfolio of Investments
Kobren Moderate Growth Fund
December 31, 1997
Portfolio of Investments
Kobren Conservative Allocation Fund
December 31, 1997
Statements of assets and Liabilities
Kobren Insight Funds
December 31, 1997
Statements of Operations
Kobren Insight Funds
 For the Year  Ended December 31, 1997
Statements of Changes in Net Assets
Kobren Insight Funds
 For the Year Ended December 31, 1997
Kobren Moderate Growth Fund
Kobren Conservative Allocation Fund
Notes to Financial Statements
Kobren Insight Funds
December 31, 1997
  Kobren Insight Funds - 1997 Annual Report
Kobren Insight Funds - 1997 Annual Report
See Notes to Financial Statements
See Notes to Financial Statements
See Notes to Financial Statements
See Notes to Financial Statements
See Notes to Financial Statements
See Notes to Financial Statements
See Notes to Financial Statements
See Notes to Financial Statements
See Notes to Financial Statements
Notes to Financial Statements
Notes to Financial Statements
	Kobren	Kobren 	Kobren
	 Growth	Moderate	Conservative
	Fund	Growth Fund	Allocation Fund
ASSETS:
Investments, at value (Note 1)
See accompanying schedules	$60,968,485 	$41,921,185
	$16,297,520
Cash	1,212	198 	366
Dividends receivable	1,581,007	1,347,863 	1,090,063
Interest receivable	3,291 	131,084 	102,255
Receivable for fund shares sold	86,119	93,784	54,725
Receivable due from Investment Adviser (Note 2)	5,922 	11,322
	18,457
Unamortized organization costs (Note 5)	16,616 	8,308
	8,377
Prepaid expenses and other assets	17,755 	9,500 	1,537
     Total Assets	62,680,407	43,523,244 	17,573,300

LIABILITIES:
Payable for fund shares redeemed	86,462	76,371	52,016
Investment advisory fee payable (Note 2)	39,094 	27,182
	10,745
Administration fee payable (Note 2)	5,625 	5,625 	5,625
Transfer agent fees payable (Note 2)	2,667 	2,667
	2,667
Custodian fees payable (Note 2)	750 	784 	789
Accrued Trustees' fees and expenses (Note 2)	3,250 	3,250
	3,250
Accrued expenses and other payables	33,286 	26,388 	22,840
     Total Liabilities	171,134	142,267 	97,932

NET ASSETS	$62,509,273 	$43,380,977	$17,475,368

Investments, at cost	$58,467,964 	$39,939,716	$16,144,398

NET ASSETS consist of:
Accumulated net realized gain on investments sold	452,433
	1,048,277 	426,021
Net unrealized appreciation of investments	2,500,521
	1,981,469 	153,122
Par Value (Shares of beneficial interest, $.001 per share)	5,433
	3,634	1,535
Paid-in capital in excess of par value	59,550,886	40,347,597
	16,894,690

NET ASSETS	$62,509,273 	$43,380,977 	$17,475,368

SHARES OUTSTANDING	5,432,609	3,633,723	1,534,728

Net asset value, offering and redemption price per share	$11.51
	$11.94 	$11.39
An Annual Report On The Kobren Insight Funds
Insight Management, Inc.
Kobren Insight Funds
		Large-Cap Value - 28.5%
	313,671 	MAS Pooled Value Fund			$5,614,709
	301,804 	The Oakmark Fund			12,195,895
					17,810,604			Large-Cap
Growth - 26.1%
	207,167 	CGM Focus  Fund			1,943,226
	169,984 	Fidelity Advisor Growth Opportunity Fund, Class
T		7,215,811
	230,611 	Janus Twenty Fund			7,146,643
					16,305,680
		Small-Cap Value - 20.1%
	221,209 	Longleaf Partners Small-Cap Fund
	4,906,412
	343,530 	Neuberger & Berman Genesis Trust Fund
	7,633,232
	1,328 	Robertson Stephens Partners Fund
	21,899
					12,561,543

		International - 15.4%
	411,519	Artisan International Fund
	5,127,531
	128,938 	Artisan International Fund, Institutional Class
	1,605,277
	92,296 	Fidelity Hong Kong & China Fund
	1,017,099
	109,709 	Hansberger Institutional Emerging Markets Fund
	932,528
	73,828 	Morgan Stanley Institutional Emerging Markets
Fund, Class A	956,813
					9,639,248
		Real Estate - 5.4%
	195,703 	Longleaf Partners Realty Fund
	3,395,448

		Small-Cap Growth - 0.9%
	1,443 	RBB Fund Inc. Numeric Growth Fund
	18,629
	1,167 	RBB Fund Inc. Numeric Investors Micro Cap Fund
	18,296
	21,813 	Turner Small-Cap Fund			537,037
					573,962
		Money Market Fund - 1.1%
	682,000 	Dreyfus Cash Management Plus Fund
	682,000

TOTAL INVESTMENTS
     (Cost $58,467,964*)		97.5%	60,968,485

OTHER ASSETS AND LIABILITIES
     (Net)			2.5 	1,540,788

NET ASSETS			100.0%	$62,509,273
		Small-Cap Value - 20.2%
	194,587 	Skyline Special Equities Fund
	$4,214,744
	234,878	The Oakmark Small-Cap Fund
	4,561,331
					8,776,075
		Large-Cap Growth - 16.4%
	85,101	Fidelity Advisor Growth Opportunities Fund,
Class T		3,612,520			153,184		PIMCo
Cadence Capital Appreciation Fund, Institutional Class
	3,497,180
					7,109,700
		International - 14.9%
	394,689	Tweedy, Browne Global Value Fund
	6,468,947

		Large-Cap Value - 14.6%
	54,335	Babson Value Fund			2,483,633
	210,885	Franklin Mutual Qualified Fund, Class Z
	3,833,885							6,317,518
		Real Estate - 10.4%
	166,720 	Longleaf Partners Realty Fund
	2,892,595
	105,087	Morgan Stanley Institutional Real Estate Fund,
Class A		1,616,232
					4,508,827				Bond -
3.9%						160,102		Vanguard
Fixed-Income Intermediate-Term U.S. Treasury Fund	1,708,283

		Mid-Cap Growth - 2.5%
	49,208	PIMCo Mid-Cap Growth Fund, Institutional Class
	1,107,180

		Money Market Fund - 1.3%
	548,469 	Dreyfus Cash Management Plus Fund
	548,469

		Total Mutual Funds (Cost $34,735,256)
	36,544,999

Principal Amount
U.S. TREASURY OBLIGATIONS - 12.4%

		U.S. Treasury Notes - 11.7%
	$750,000	     5.625%	11/30/99			749,648
	1,500,000 	     7.250%	08/15/04			1,621,523
	1,500,000	     7.500%	02/15/05			1,648,418
	1,000,000	     6.500%	08/15/05			1,043,672
					5,063,261
		U.S. Treasury Bond - 0.7%
	250,000	     8.125%	 05/15/19			312,925
 						 			Total U.S.
Treasury Obligations
(Cost $5,204,460)			5,376,186
								TOTAL INVESTMENTS
					     (Cost $39,939,716*)
	96.6%	41,921,185

OTHER ASSETS AND LIABILITIES					     (Net)
			3.4 	1,459,792

NET ASSETS			100.0 %	$43,380,977




12/16/96	2/28/97	5/15/97	7/30/97	10/14/97
	12/31/97
12/24/96	3/7/97	5/21/97	8/4/97	10/16/97
	12/31/97
12/30/96	3/12/97	5/23/97	8/5/97	10/16/97
	12/31/97
*Based on total investments.
*Based on total investments.
Kobren Growth 	Style	Alloc (%)
Oakmark 	Large Cap Value		20.0
Neuberger & Berman Genesis Trust	Small Cap Value		12.5
Fidelity Advisor Growth Opp'ty, Cl T	Large Cap Growth
	11.8
Janus Twenty 	Large Cap Growth		11.7
MAS Pooled Valued 	Large Cap Value		9.2
Artisan International	International		8.4
Longleaf Partners Small-Cap 	Small Cap Value		8.0
Longleaf Partners Realty	Real Estate		5.6
CGM Focus	Large Cap Growth		3.2
Artisan International Inst'l Class	International		2.6
Fidelity Hong Kong & China	International		1.7
Morgan Stanley Inst'l Emerging Mkts	International		1.6
Hansberger Inst'l Emerging Growth	International		1.5
Dreyfus Cash Management Plus 	Money Market		1.1
Turner Small Cap Equity 	Small Cap Growth		0.9

Total Fund Assets	$62,509,273

Kobren Moderate Growth 	Style	Allocation
Tweedy, Browne Global Value 	International		15.4
Oakmark Small Cap 	Small Cap Value		10.9
Skyline Special Equities 	Small Cap Value		10.1
Franklin Mutual Qualified 	Large Cap Value		9.1
Fidelity Advisor Growth Opp'ty, Cl. T	Large Cap Growth
	8.6
PIMCo Cap App, Inst'l	Large Cap Growth		8.3
Babson Value 	Large Cap Value		5.9
Longleaf Partners Realty	Real Estate		6.9
Morgan Stanley Inst'l Real Estate	Real Estate		3.9
Vanguard F/I Interm-Term U.S. Treas.	Bond		4.1
Treasury Note, 7.50% 02/15/05	Bond		3.9
Treasury Note, 7.25% 08/15/04	Bond		3.9
PIMCo Mid-Cap Growth Inst'l. Cl.	Mid Cap Growth		2.6
Treasury Note, 6.50% 08/15/05	Bond		2.5
Treasury Note, 5.625% 11/30/99	Bond		1.8
Dreyfus Cash Management Plus 	Money Market		1.3
Treasury Bond, 8.125% 05/15/19	Bond		0.7

Total Fund Assets	$43,380,977
Kobren Conservative Allocation 	Style	Alloc (%)	Morgan
Stanley Inst'l Real Estate	Real Estate		20.8
Franklin Mutual Beacon 	Large Cap Value		15.1
Tweedy, Browne Global Value 	International		10.3
Treasury Bond, 8.125% 08/15/19	Bond		9.6
Treasury Note, 7.25% 08/15/04	Bond		8.3
Third Avenue Value 	Small Cap Value		7.8
T. Rowe Price Equity-Income 	Large Cap Value		7.4
Scudder Growth and Income 	Large Cap Value		7.0
Treasury Note, 7.50% 02/15/05	Bond		6.7
Delafield	Small Cap Value		6.4
Dreyfus Cash Management Plus 	Money Market		0.6

Total Fund Assets	$17,475,368

Financials
Ind. Cyclicals
Services
Cons. Staples
Cons. Durables
Health
Technology
Energy
Retail
Utilities
0%	5%	10%	15%	20%	25%
**Equities only, excludes real estate funds.
Financials
Ind. Cyclicals
Services
Cons. Durables
Cons. Staples
Retail
Technology
Health
Energy
Utilities
0%	5%	10%	15%	20%	25%
**Equities only, excludes real estate funds.
Financials
Ind. Cyclicals
Services
Technology
Cons. Staples
Health
Cons. Durables
Energy
Retail
Utilities
0%	5%	10%	15%	20%	25%
Kobren Conservative Allocation
Blended Benchmark
S&P 500
Kobren Growth
Blended Benchmark
S&P 500
Kobren Moderate Growth
Blended Benchmark
S&P 500
1. Significant Accounting Policies

	Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of December 31, 1997, the Trust offers shares of three funds, Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren Conservative Allocation Fund (individually, a "fund" and collectively, the "funds"). Each fund seeks to achieve its investment objective by investing primarily in shares of other investment companies ("underlying funds") but also may invest directly in securities that are suitable investments for that fund.

Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements.

Portfolio Valuation - The underlying funds are valued according to their stated net asset value. Each fund's other investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are valued at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Dividends and Distributions - It is the policy of Kobren Growth Fund and Kobren Moderate Growth Fund to declare and pay dividends from net investment income annually. Kobren Conservative Allocation Fund has a policy of paying such dividends quarterly. Each fund will distribute net realized capital gains (including net short-term capital gains), unless offset by any available capital loss carryforward, annually. Additional distributions of net investment income and capital gains for each fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a fund, timing differences and differing characterizations of distributions made by a fund.

Securities Transactions and Investment Income - Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as a fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis.

Federal Income Tax - Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each fund from all or substantially all federal income taxes.

Expenses - Certain of the Trust's other expenses are allocated equally to those funds which make up the Trust. Other expenses of the Trust are allocated among the funds based upon relative net assets of each fund. Operating expenses directly attributable to a fund are charged to that fund's operations.

2. Investment Advisory Fee, Administration Fee and Other
Transactions

	The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Insight Management, Inc. ("Insight Management"). The Advisory Agreement provides that each fund pays Insight Management a fee, computed daily and paid monthly, at the annual rate of 0.75% of each fund's average daily net assets. This fee is offset by any 12b-1 fee and sub-transfer agent fee revenue payable under agreements between Insight Brokerage Services, Inc. (the Trust's distributor) and underlying funds. In addition, certain 12b-1 fee and sub-transfer agent fee revenue will be used to defray the costs associated with participation in certain no transaction fee programs. Insight Management has voluntarily agreed to limit each fund's other operating expenses to 0.25% of each fund's average daily net assets until January 1, 2001.

	The Trust also has also entered into an administration
agreement (the "Administration Agreement") with First Data
Investor Services Group, Inc. ("the Administrator"), a wholly-
owned subsidiary of First Data Corporation. The Administrator also serves as the Trust's transfer agent and dividend paying agent.
Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Insight Brokerage Services, Inc., an affiliate of
Insight Management, serves as distributor of the funds' shares and pays all distribution costs. No distribution fees are paid by the funds.
	For the year ended December 31, 1997, the investment
adviser, administrator and transfer agent waived fees and/or reimbursed expenses as follows:
		Expenses reimbursed	Expenses Waived	Expenses
Waived
		by Investment Adviser	By Administrator		By
Transfer Agent
Kobren Growth Fund	$112,445	$6,381	$2,667
Kobren Moderate Growth Fund	129,689	6,381	2,667
Kobren Conservative Allocation Fund	153,292	6,381	2,667

For the year ended December 31, 1997, other reductions were as follows:

Kobren Growth Fund	$48,597
Kobren Moderate Growth Fund	17,090

	No officer, director or employee of Insight Management, Insight Brokerage Services, Inc., the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each Trustee who is not an "affiliated person" receives an annual fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each Trustee in attending such meetings.

3. Purchases and Sales
	The aggregate amount of purchases and sales of underlying funds and investment securities, other than U.S. government and short-term securities, for the year ended December 31, 1997, were as follows:

		Purchases	Sales
Kobren Growth Fund	$76,854,685	$17,579,128
Kobren Moderate Growth Fund	37,303,683	3,253,637
Kobren Conservative Allocation Fund	13,122,647	1,062,333

4. Shares of Beneficial Interest
	As of December 31, 1997, an unlimited number of shares of beneficial interest, having a par value of $0.001, were authorized for the Trust. Changes in shares of beneficial interest were as follows:

		Year Ended	Period Ended
		December 31, 1997	December 31, 1996*
		Shares	Amount	Shares 	Amount
Kobren Growth Fund:
Shares Sold	6,040,941	$66,750,421	19,557	$200,000
Shares Reinvested	121,905	1,403,131	-	-
Shares Redeemed 	(754,794)	(8,847,204)	-	-
Net Increase	5,408,052	$59,306,348	19,557	$200,000

Kobren Moderate Growth Fund:
Shares Sold	3,867,539	$43,059,814	16,403	$165,000
Shares Reinvested	130,811	1,561,885	-	-
Shares Redeemed	(383,530)	(4,460,468)	-	-
Net Increase	3,614,820	$40,161,231	16,403	$165,000

Kobren Conservative Allocation Fund:
Shares Sold	1,763,364	$19,397,323	14,000	$140,000
Shares Issued as Reinvestment
of Dividends	71,701	818,115	-	-
Shares Redeemed	(316,837)	(3,484,213)	-	-
Net Increase	1,518,228	$16,731,225	14,000	$140,000

*Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren
Conservative Allocation Fund commenced operations on December 16,
1996, December 24, 1996, and December 30, 1996, respectively.

	At December 31, 1997, Insight Management and its affiliates owned 547,603, 455,696 and 7,928 shares of Kobren Growth Fund,
Kobren Moderate Growth Fund and Kobren Conservative Allocation
Fund, respectively.
5. Organization and Start Up Costs

	Start up costs, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations, were advanced by Insight Management, and have been amortized over the one-year period from the date upon which each fund commenced its operations. Expenses incurred in connection with the organization of each fund are being amortized on a straight-line basis over a period not to exceed sixty months from the date upon which each fund commenced its operations.

6. Risk Factors of the Funds

	Investing in underlying funds through a fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds. A fund, together with the other funds and any "affiliated persons" (as such term is defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying fund. Accordingly, when the Trust, Insight Management or their affiliates hold shares of any of the underlying funds, each fund's ability to invest fully in shares of such underlying funds may be restricted, and Insight Management must then, in some instances, select alternative investments for the fund that would not have been its first choice.
		Large-Cap Value - 27.5%
	174,311	Franklin Mutual Beacon Fund, Class Z
	$2,461,274			41,667	Scudder Growth and
Income Fund		 	1,138,766
	46,288 	T. Rowe Price Equity-Income Fund
	1,206,737
					4,806,777
		Real Estate - 19.4%
	220,459	Morgan Stanley Institutional Real Estate Fund,
Class A		3,390,654

		Small-Cap Value - 13.2%
	174,311	Delafield Fund			1,041,121
	40,282	Third Avenue ValueFund			1,267,285
						2,308,406
		International - 9.7%
	102,903	Tweedy, Browne Global Value Fund
	1,686,579
									Money Market
Fund - 0.5%						90,265	Dreyfus Cash
Management Plus Fund		 	90,265

		Total Mutual Funds (Cost $12,301,116)
	12,282,681

Principal Amount						U.S. TREASURY
OBLIGATIONS - 23.0%
		U.S. Treasury Notes - 14.0%
	$1,250,000	     7.250%  08/15/04			1,351,270
	1,000,000	     7.500%  02/15/05			1,098,945
					2,450,215
		U.S. Treasury Bond - 9.0%
	1,250,000	     8.125%   08/15/19			1,564,624

		Total U.S. Treasury Obligations
		     (Cost $3,843,282)			4,014,839

TOTAL INVESTMENTS					     (Cost $16,144,398*)
		93.3%	16,297,520
OTHER ASSETS AND LIABILITIES
     (Net)				6.7	1,177,848
							NET ASSETS
	100.0%	$17,475,368


SHARES	MUTUAL FUNDS - 84.2%				VALUE  (Note
1)

	Kobren	Kobren	Kobren
	Growth	Moderate	Conservative
	Fund	Growth Fund	Allocation Fund
INVESTMENT INCOME:
Dividends	$610,642 	$610,483 	$301,540
Interest	33,531	266,475	141,517
     Total investment income	644,173	876,958	443,057

EXPENSES:
Investment advisory fee (Note 2)	324,325	178,947	66,652
Administration fee (Note 2)	67,500	67,500	67,500
Transfer agent fees (Note 2)	55,994	41,867	36,097
Custodian fees (Note 2).	3,702	3,801	3,368
Professional fees	18,919	18,389	18,370
Trustees' fees and expenses (Note 2)	12,250	12,250
	12,250
Registration and filing fees	35,690	25,059	18,749
Amortization of organization costs (Note 5)	4,200	2,100
	2,100
Amortization of start up costs (Note 5)	23,172	20,399
	20,613
Other	7,390	5,617 	5,251
     Total expenses	553,142	375,929 	250,950
Fees waived and/or expenses reimbursed by investment
adviser, administrator and transfer agent (Note 2)	(121,493)
	(138,736)	(162,340)
Other reductions (Note 2)	(48,597)	(17,090)	-
     Net expenses	383,052	220,103	88,610
NET INVESTMENT INCOME	261,121	656,855	354,447

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (Notes 1 and 4):
Net realized gain/(loss) from security transactions 	(1,716,593)
	(52,046)	2,902
Short term capital gains distributions received	1,165,983
	946,535	459,166
Long term capital gains distributions received	2,169,928
	1,102,350	470,684
Change in unrealized appreciation of securities	2,499,144
	1,981,333	153,396
Net realized and unrealized gain on investments	4,118,462
	3,978,172	1,086,148
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS	$4,379,583	$4,635,027
	$1,440,595

	Kobren	Kobren	Kobren
	Growth	Moderate	Conservative
	Fund	Growth Fund	Allocation Fund

Net investment income	$261,121	$656,855	$354,447
Net realized gain/(loss) on investments	(1,716,593)	(52,046)
	2,902
Short term capital gains distributions received	1,165,983
	946,535	459,166
Long term capital gains distributions received	2,169,928
	1,102,350	470,684
Change in unrealized appreciation of investments	2,499,144
	1,981,333	153,396

Net increase in net assets resulting from operations	4,379,583
	4,635,027	1,440,595
Distribution to shareholders from:
    Net investment income	(261,121)	(656,929)	(354,446)
   Short term capital gains	(1,165,983)	(946,535)	(459,166)
    Net realized gain on investments	(902)	(2,027)
	(47,565)
Total Distributions	(1,428,006)	(1,605,491)	(861,177)
Net increase in net assets from Fund share
     transactions (Note 4)	59,306,348	40,161,231	16,731,225
Net increase in net assets	62,257,925	43,190,767	17,310,643

NET ASSETS:
Beginning of year	251,348	190,210	164,725
End of year	$62,509,273	$43,380,977	$17,475,368







	Kobren	Kobren	Kobren
	Growth	Moderate	Conservative
	Fund	Growth Fund	Allocation Fund

Net investment income/(loss)	$(29)	$74	$(1)
Net unrealized appreciation/(depreciation) of investments	1,377
	136	(274)

Net increase/(decrease) in net assets resulting from
     operations	1,348	210	(275)
Net increase in net assets from Fund share
     transactions (Note 4)	200,000	165,000	140,000
Net increase in net assets	201,348	165,210	139,725

NET ASSETS:					Beginning of period (original
capital November 6, 1996).	50,000	25,000	25,000
End of period	$251,348	$190,210	$164,725

Undistributed net investment income/accumulated net
     investment (loss)	$(29)	$74	$(1)

* Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren
Conservative Allocation Fund commenced
operations on December 16, 1996, December 24, 1996 and December
30, 1996, respectively.
	For the Year	For the Period
	Ended	Ended
	12/31/97	12/31/96(a)

Net asset value - beginning of year	$10.24		$10.00

Net investment income	0.05		0.00	(d)
Short term capital gains	0.22		-
Net realized and unrealized gain on investments	1.05		0.24
Net increase in net assets resulting from
     investment operations	1.32		0.24

Distributions from net investment income	(0.05)		-

Distributions from net realized short term capital gains	(0.22)
		-
Distributions from net realized long term capital gains	(0.00)
	(d)	-
Total Distributions	(0.27)		-

Net asset value - end of year	$11.51		10.24

Total return (b)	15.03%	2.40%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$62,509		$251
Ratio of net investment income/(loss) to average net assets	0.60%
	(.97)%	(c)	(e)
Ratio of operating expenses to average net assets after
     reimbursements and reductions	0.89%	1.00%	(c)
Portfolio turnover rate	43.00%	.n/a	(e)
Ratio of operating expenses to average net assets before fees waived and/or expenses reimbursed by investment adviser,
    administrator and transfer agent and other reductions	1.28%
	.n/a	(e)
Net investment income/(loss) per share before fees waived
    and/or expenses reimbursed by investment adviser,
    administrator and transfer agent and other reductions	$0.02
	($0.42)



(a) 	The Kobren Growth Fund commenced operations on December 16,
1996.
(b) 	Total return represents aggregate total return for the
period indicated.
(c) 	Annualized.
(d)	Amount represents less than $0.01 per share.

(e)	Since Kobren Growth Fund was in operation for a short period of time, these ratios are not meaningful.
	For the Year	For the Period
	Ended	Ended
	12/31/97	12/31/96(a)

Net asset value - beginning of year	$10.06		$10.00

Net investment income	0.19		0.00	(d)
Short term capital gains	0.27		-
Net realized and unrealized gain on investments	1.61		0.06
Net increase in net assets resulting from
     investment operations	2.07		0.06

Distributions from net investment income	(0.19)		-

Distributions from net realized short term capital gains	(0.27)
		-
Distributions from net realized capital gains	(0.00)	(d)
	-
Total Distributions	(0.46)		-

Net asset value - end of year	$11.94		10.06

Total return (b)	23.25%	0.60%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$43,381		$190
Ratio of net investment income to average net assets	2.76%	8.95%
	(c)	(e)
Ratio of operating expenses to average net assets after
     reimbursements and reductions	0.92%	1.00%	(c)
Portfolio turnover rate	14.00%	.n/a	(e)
Ratio of operating expenses to average net assets before fees waived and/or expenses reimbursed by investment adviser,
    administrator and transfer agent and other reductions	1.58%
	.n/a	(e)
Net investment income/(loss) per share before fees waived
    and/or expenses reimbursed by investment adviser,
    administrator and transfer agent and other reductions	$0.14
	($0.50)



(a) 	The Kobren Moderate Growth Fund commenced operations on
December 24, 1996.
(b) 	Total return represents aggregate total return for the
period indicated.
(c) 	Annualized.
(d)	Amount represents less than $0.01 per share.

(e)	Since Kobren Moderate Growth Fund was in operation for a
short period of time, these ratios are
	not meaningful.
	For the Year	For the Period
	Ended	Ended
	12/31/97	12/31/96(a)

Net asset value - beginning of year	$9.98		$10.00

Net investment income	0.57		0.00	(d)
Short term capital gains	0.04		-
Net realized and unrealized gain/loss on investments	1.44
	(0.02)
Net increase/(decrease) in net assets resulting from
     investment operations	2.05		(0.02)

Distributions from net investment income	(0.57)		-

Distributions from net realized short term capital gains	(0.04)
		-
Distributions from net realized capital gains	(0.03)
	-
Total Distributions	(0.64)		-

Net asset value - end of year	$11.39		9.98

Total return (b)	20.64%	(0.20)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$17,475		$165
Ratio of net investment/(loss) income to average net assets	3.99%
	(1.00)%(c)	(e)
Ratio of operating expenses to average net assets after
     reimbursements and reductions	1.00%	1.00%	(c)
Portfolio turnover rate	13.00%	.n/a	(e)
Ratio of operating expenses to average net assets before fees waived and/or expenses reimbursed by investment adviser,
    administrator and transfer agent and other reductions	2.82%
	.n/a	(e)
Net investment income/(loss) per share before fees waived
    and/or expenses reimbursed by investment adviser,
    administrator and transfer agent and other reductions	$0.31
	($0.56)



(a) 	The Kobren Conservative Allocation Fund commenced operations on December 30, 1996.
(b) 	Total return represents aggregate total return for the
period indicated.
(c) 	Annualized.
(d)	Amount represents less than $0.01 per share.

(e)	Since Kobren Conservative Allocation Fund was in operation
for a short period of time, these ratios are
	not meaningful.
SHARES	MUTUAL FUNDS - 97.5%				VALUE  (Note
1)

*For Federal income tax purposes, cost is $39,939,735 and appreciation/(depreciation) is as follows:
	Unrealized appreciation:	$2,069,454
		Unrealized depreciation:	(88,004)
		Net unrealized appreciation:	$1,981,450
Unaudited Tax Information
Kobren Moderate Growth Fund paid $2,027 in long-term capital gains for the fiscal year ended 12/31/97.
*For Federal income tax purposes, cost is $58,469,223 and appreciation/(depreciation) is as follows:
		Unrealized appreciation:	$4,014,889
		Unrealized depreciation:	   (1,515,627)
		Net unrealized appreciation:	$2,499,262
Unaudited Tax Information
Kobren Growth Fund paid $902 in long-term capital gains for the fiscal year ended 12/31/97.
Unaudited Tax Information
Kobren Conservative Allocation Fund paid $44,141 in long-term capital gains for the fiscal year ended 12/31/97.
*For Federal income tax purposes, cost is $16,144,918 and appreciation/(depreciation) is as follows:
	Unrealized appreciation:	$381,867
		Unrealized depreciation:	(229,265)
		Net unrealized appreciation:	$152,602
SHARES	MUTUAL FUNDS - 70.3%				VALUE  (Note
1)

For a fund share outstanding throughout the year.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Kobren Insight Funds:

We have audited the accompanying statements of assets and liabilities of each of the series of Kobren Insight Funds (comprised of Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren Conservative Allocation Fund (the "Funds")), including the portfolios of investments, as of December 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the Custodian and Brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the funds enumerated above as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for the periods indicated therein, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


						Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 18, 1998
An Annual Report On The Kobren Insight Funds
Insight Management, Inc.
Kobren Insight Funds
For a fund share outstanding throughout the year.
For a fund share outstanding throughout the year.
Kobren Insight Funds
For The Period Ended December 31, 1996 *